LEEB FOCUS FUND

a series of Unified Series Trust

Supplement to Prospectus dated March 30, 2009

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This supplement is provided to clarify and expand upon the Prospectus disclosures describing the Fund’s (i) principal strategies and (ii) principal risks of investing in the Fund.

The following is added to the disclosure entitled “Principal Strategies” prior to the last paragraph of that section.

In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Fund’s Adviser from time to time may invest a portion of the Fund’s portfolio in zero coupon bonds. These securities make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

Additionally, during periods when the Adviser forecasts continued or rising inflation or to capitalize on rising commodity-specific prices, the Adviser may invest in exchange traded funds (ETFs) linked to commodities such as gold, silver, oil or agricultural products, or a commodity index. A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities. The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

The following is added to the disclosure entitled “Principal Risks of Investing in the Fund” under the section describing “Fixed Income Risk.”

Zero Coupon Risk. When the Fund invests in zero coupon bonds, the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations. The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds because a zero coupon bond will have a longer effective maturity and duration than an ordinary coupon-paying bond of the same maturity. In general, because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. Additionally, long-term zero coupon bonds are generally more sensitive to interest rate changes than short-term zero coupon bonds. If the Adviser’s assessment of the direction of interest rates is incorrect, it is likely that the Fund will experience losses from its holdings in zero coupon bonds.

The disclosure entitled “General” is modified as follows.

          In the third sentence, which describes defensive investments, “zero coupon bonds” is deleted.

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This Supplement, and the Prospectus dated March 30, 2009, each provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated March 30, 2009, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-866-400-5332.

This Supplement is dated December 10, 2009

LEEB FOCUS FUND

a series of Unified Series Trust

Supplement to Statement of Additional Information dated March 30, 2009

________________

This supplement is provided to clarify and expand upon the Statement of Additional Information disclosures describing the Fund’s (i) principal strategies and (ii) principal risks of investing in the Fund. This supplement is not meant to reflect a change in strategy or risks in any way, but rather is merely a clarification of the Fund’s strategy and risks.

The following is added to the disclosure entitled “ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.”

L.        Commodity-Related Securities.The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. Therefore, these securities are “commodity-linked” or “commodity-related.” Also, the Fund, or the commodity-related ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices. At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity-related ETFs may use derivative instruments, such as futures, options, swaps and structured notes, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

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This Supplement, and both the Prospectus and Statement of Additional Information each dated March 30, 2009, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Prospectus of the Fund dated March 30, 2009, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-866-400-5332.

This Supplement is dated December 10, 2009